10k SmartTrust Fund

                          Supplement to the Prospectus

                              Dated January 3, 2000

The Board of Trustees has determined to redeem all outstanding shares of the 10k SmartTrust, effective August 24, 2000, because of its small size had made it difficult to manage its portfolio cost effectively. The Fund is no longer pursuing its investment objective. All securities in the Fund portfolio have been sold, and the proceeds will be invested in money market instruments of the types described under "Investment Objectives, Principal Investment Strategies and Related Rick" in the Prospectus. Any capital gains will be distributed as soon as practicable to shareholders and reinvestment in additional shares. Please call the Transfer Agent at 1-800-733-1183 for more information.